EXHIBIT 99.2

GENERAL CABLE CORPORATION
CERTIFICATION UNDER
18 U.S.C. § 1350,
AS ADOPTED UNDER
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In conjunction with the filing of General Cable Corporation’s (the “Company”) Quarterly Report on Form 10-Q for the period ending March 31, 2003 with the Securities and Exchange Commission on the date below (the “Report”), I, Christopher F. Virgulak, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Christopher F. Virgulak

Christopher F. Virgulak
Chief Financial Officer
Date: May 7, 2003